EXHIBIT I




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ---------

                                  SCHEDULE 13G

                   Under the Securities Exchange Act of 1934


                               Telekom Austria AG
                                (Name of Issuer)


                         Ordinary Shares, no par value
                         (Title of Class of Securities)


                              CUSIP No. 87943Q109
                                 (CUSIP Number)


                               November 20, 2000
            (Date of Event Which Requires Filing of This Statement)



Check the appropriate box to designate the rule pursuant to which this Schedule is filed:
     [ ]  Rule 13d-1(b)
     [ ]  Rule 13d-1(c)
     [X]  Rule 13d-1(d)

CUSIP No. 87943Q109                     13G                        Page 2 of 8

-------------------------------------------------------------------------------
   1.    NAMES OF REPORTING PERSONS
         I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)

         Osterreichische Industrieholding AG
-------------------------------------------------------------------------------
   2.    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP             (a) [X]
                                                                      (b) [ ]

-------------------------------------------------------------------------------
   3.    SEC USE ONLY

-------------------------------------------------------------------------------
   4.    CITIZENSHIP OR PLACE OF ORGANIZATION

         Austria
-------------------------------------------------------------------------------
                                   5.     SOLE VOTING POWER                  0

                                   --------------------------------------------
    NUMBER OF SHARES               6.     SHARED VOTING POWER      388,000,000*
   BENEFICIALLY OWNED
   BY EACH REPORTING               --------------------------------------------
      PERSON WITH                  7.     SOLE DISPOSITIVE POWER   239,082,935

                                   --------------------------------------------
                                   8.     SHARED DISPOSITIVE POWER           0

-------------------------------------------------------------------------------
   9.    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         388,000,000*
-------------------------------------------------------------------------------
  10.    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
         CERTAIN SHARES                                                    [ ]

-------------------------------------------------------------------------------
  11.    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

         77.6%
-------------------------------------------------------------------------------
  12.    TYPE OF REPORTING PERSON

         CO
-------------------------------------------------------------------------------

* This total represents the aggregate amount of shares owned by the group. Osterreichische Industrieholding AG individually owns 239,082,935 shares, or 47.8% of the class and pursuant to Rule 13d-4 disclaims beneficial ownership of the shares held by the other group members.

CUSIP No. 87943Q109                     13G                        Page 3 of 8

-------------------------------------------------------------------------------
   1.    NAMES OF REPORTING PERSONS
         I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)

         Olivetti S.p.A.
-------------------------------------------------------------------------------
   2.    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP             (a) [X]
                                                                      (b) [ ]

-------------------------------------------------------------------------------
   3.    SEC USE ONLY

-------------------------------------------------------------------------------
   4.    CITIZENSHIP OR PLACE OF ORGANIZATION

         Italy
-------------------------------------------------------------------------------
                                   5.     SOLE VOTING POWER                  0

                                   --------------------------------------------
    NUMBER OF SHARES               6.     SHARED VOTING POWER      388,000,000*
   BENEFICIALLY OWNED
   BY EACH REPORTING               --------------------------------------------
      PERSON WITH                  7.     SOLE DISPOSITIVE POWER   148,917,065

                                   --------------------------------------------
                                   8.     SHARED DISPOSITIVE POWER           0

-------------------------------------------------------------------------------
   9.    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         388,000,000*
-------------------------------------------------------------------------------
  10.    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
         CERTAIN SHARES                                                    [ ]

-------------------------------------------------------------------------------
  11.    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

         77.6%
-------------------------------------------------------------------------------
  12.    TYPE OF REPORTING PERSON

         HC, CO
-------------------------------------------------------------------------------

* This total represents the aggregate amount of shares owned by the group. Olivetti S.p.A., Telecom Italia S.p.A., and STET International Netherlands N.V. together own 148,917,065 shares, or 29.8% of the class and pursuant to Rule 13d-4 they disclaim beneficial ownership of the shares held by Osterreichische Industrieholding AG.

CUSIP No. 87943Q109                     13G                        Page 4 of 8

-------------------------------------------------------------------------------
   1.    NAMES OF REPORTING PERSONS
         I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)

         Telecom Italia S.p.A.
-------------------------------------------------------------------------------
   2.    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP             (a) [X]
                                                                      (b) [ ]

-------------------------------------------------------------------------------
   3.    SEC USE ONLY

-------------------------------------------------------------------------------
   4.    CITIZENSHIP OR PLACE OF ORGANIZATION

         Italy
-------------------------------------------------------------------------------
                                   5.     SOLE VOTING POWER                  0

                                   --------------------------------------------
    NUMBER OF SHARES               6.     SHARED VOTING POWER      388,000,000*
   BENEFICIALLY OWNED
   BY EACH REPORTING               --------------------------------------------
      PERSON WITH                  7.     SOLE DISPOSITIVE POWER   148,917,065

                                   --------------------------------------------
                                   8.     SHARED DISPOSITIVE POWER           0

-------------------------------------------------------------------------------
   9.    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         388,000,000*
-------------------------------------------------------------------------------
  10.    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
         CERTAIN SHARES                                                    [ ]

-------------------------------------------------------------------------------
  11.    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

         77.6%
-------------------------------------------------------------------------------
  12.    TYPE OF REPORTING PERSON

         HC, CO
-------------------------------------------------------------------------------

* This total represents the aggregate amount of shares owned by the group. Olivetti S.p.A., Telecom Italia S.p.A., and STET International Netherlands N.V. together own 148,917,065 shares, or 29.8% of the class and pursuant to Rule 13d-4 they disclaim beneficial ownership of the shares held by Osterreichische Industrieholding AG.

CUSIP No. 87943Q109                     13G                        Page 5 of 8

-------------------------------------------------------------------------------
   1.    NAMES OF REPORTING PERSONS
         I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS (ENTITIES ONLY)

         STET International Netherlands N.V.
-------------------------------------------------------------------------------
   2.    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP             (a) [X]
                                                                      (b) [ ]

-------------------------------------------------------------------------------
   3.    SEC USE ONLY

-------------------------------------------------------------------------------
   4.    CITIZENSHIP OR PLACE OF ORGANIZATION

         The Netherlands
-------------------------------------------------------------------------------
                                   5.     SOLE VOTING POWER                  0

                                   --------------------------------------------
    NUMBER OF SHARES               6.     SHARED VOTING POWER      388,000,000*
   BENEFICIALLY OWNED
   BY EACH REPORTING               --------------------------------------------
      PERSON WITH                  7.     SOLE DISPOSITIVE POWER   148,917,065

                                   --------------------------------------------
                                   8.     SHARED DISPOSITIVE POWER           0

-------------------------------------------------------------------------------
   9.    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

         388,000,000*
-------------------------------------------------------------------------------
  10.    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES
         CERTAIN SHARES                                                    [ ]

-------------------------------------------------------------------------------
  11.    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

         77.6%
-------------------------------------------------------------------------------
  12.    TYPE OF REPORTING PERSON

         HC, CO
-------------------------------------------------------------------------------

* This total represents the aggregate amount of shares owned by the group. Olivetti S.p.A., Telecom Italia S.p.A., and STET International Netherlands N.V. together own 148,917,065 shares, or 29.8% of the class and pursuant to Rule 13d-4 they disclaim beneficial ownership of the shares held by Osterreichische Industrieholding AG.

CUSIP No. 87943Q109                     13G                        Page 6 of 8
-------------------------------------------------------------------------------

Item 1(a). Name of Issuer:

     Telekom Austria AG

Item 1(b). Address of Issuer's Principal Executive Offices:

     Schwartzenbergplatz 3, 1010 Vienna, Austria

Item 2(a). Name of Person Filing:

     See cover pages Item 1.

Item 2(b). Address of Principal Business Office or, if None, Residence:

     See Exhibit A.

Item 2(c). Citizenship:

     See cover pages Item 4.

Item 2(d). Title of Class of Securities:

     Ordinary Shares, no par value

Item 2(e). CUSIP Number:

     87943Q109

Item 3. If this Statement is Filed Pursuant to Rule 13d-1(b), or 13d-2(b) or
       (c), Check Whether the Person Filing is a:

     N/A

Item 4. Ownership.

     (a) Amount beneficially owned: 388,000,000

     (b) Percent of class: 77.6%

     (c) Number of shares as to which such person has:

          (i)  Sole power to vote or to direct the vote: 0

          (ii) Shared power to vote or to direct the vote: 388,000,000

          (iii) Sole power to dispose or to direct the disposition of: See cover pages Item 7.

          (iv) Shared power to dispose or to direct the disposition of: 0

     These totals represent the aggregate amount of shares owned by the group. Olivetti S.p.A., Telecom Italia S.p.A., and STET International Netherlands N.V. together own 148,917,065 shares, or 29.8% of the class and pursuant to Rule 13d-4 they disclaim beneficial ownership of the shares held by Osterreichische Industrieholding AG. Osterreichische Industrieholding AG individually owns 239,082,935 shares, or 47.8% of the class and pursuant to Rule 13d-4 disclaims beneficial ownership of the shares held by the other group members.

CUSIP No. 87943Q109                     13G                        Page 7 of 8
-------------------------------------------------------------------------------

Item 5. Ownership of Five Percent or Less of a Class.

     If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of the class of securities, check the following. [ ]

Item 6. Ownership of More than Five Percent on Behalf of Another Person.

     N/A

Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on by the Parent Holding Company.

     N/A

Item 8. Identification and Classification of Members of the Group.

     The group members are: Osterreichische Industrieholding AG, Olivetti S.p.A., Telecom Italia S.p.A., and STET International Netherlands N.V.

Item 9. Notice of Dissolution of Group.

     N/A

Item 10. Certifications.

     N/A

SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                            Osterreichische Industrieholding AG, 12TH February,
                                                  2001
                            ---------------------------------------------------
                                                 (Date)

                                            /s/ Thomas Doll
                                           /s/ Gunter Riemer
                            ---------------------------------------------------
                                               (Signature)

                                          ppa.Mag.Thomas Doll
                                          ppa.Dr.Gunter Riemer
                            ---------------------------------------------------
                                               (Name/Title)

                                    SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

  Dated:  February 14, 2001                   OLIVETTI S.p.A.


                                              By:   /s/ Enrico Grigliatti
                                                   -----------------------------
                                              Name:   Enrico Grigliatti
                                              Title:  Corporate Secretary


                                              TELECOM ITALIA S.p.A.


                                              By:   /s/ Luigi Bruschini
                                                   -----------------------------
                                              Name:  Luigi Bruschini
                                              Title: Corporate Affairs


                                              STET INTERNATIONAL
                                              NETHERLANDS N.V.


                                              By:   /s/ Massimo Saverio Brunelli
                                                   -----------------------------
                                              Name:  Massimo Saverio Brunelli
                                              Title: Managing Director


                                              By:   /s/ Giulia Nobili
                                                   -----------------------------
                                              Name:   Giulia Nobili
                                              Title:  Managing Director

                                                                      EXHIBIT A


Address of Each Group Member:
----------------------------

Osterreichische Industrieholding AG
Kantgasse 1
1015 Vienna
Austria

Olivetti S.p.A.
Via G. Jervis 77
10015 Ivrea (TO)
Italy

Telecom Italia S.p.A.
Corso d'Italia 41
00198 Rome
Italy

STET International Netherlands N.V.
Atrium 3111
Strawinskylaan 6th Floor
1077ZX Amsterdam
The Netherlands

                                                                      EXHIBIT B


                             Joint Filing Agreement

     In accordance with Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, the undersigned (the "Reporting Persons") hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13G, or any amendments thereto, with respect to the ordinary shares, no par value, of Telekom Austria AG and that this Agreement be included as an Exhibit to such filing.

     Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other of the undersigned. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date hereof.

Dated:  February 14, 2001                    OSTERREICHISCHE
                                             INDUSTRIEHOLDING AG


                                             By: /s/ Johannes Ditz
                                                -------------------------------
                                             Name:  Dr. Johannes Ditz
                                             Title: CEO


                                             OLIVETTI S.p.A.


                                             By: /s/ Enrico Grigliatti
                                                -------------------------------
                                             Name:  Enrico Grigliatti
                                             Title: Corporate Secretary


                                             TELECOM ITALIA S.p.A.


                                             By: /s/ Luigi Bruschini
                                                -------------------------------
                                             Name:  Luigi Bruschini
                                             Title: Corporate Affairs


                                             STET INTERNATIONAL
                                             NETHERLANDS N.V.


                                             By: /s/ Massimo Saverio Brunelli
                                                -------------------------------
                                             Name:  Massimo Saverio Brunelli
                                             Title: Managing Director


                                             By: /s/ Giulia Nobili
                                                -------------------------------
                                             Name:  Giulia Nobili
                                             Title: Managing Director